As filed with the Securities and Exchange Commission on December 5, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08977

Savos Investments Trust

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Patrick R. Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-238-0810

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2014

Date of reporting period: October 1, 2013, through September 30, 2014

Item 1. Reports to Stockholders.

CONTRA FUND

ANNUAL REPORT  |  SEPTEMBER 30, 2014

Savos Investments Trust

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

WHAT’S INSIDE

LETTER FROM THE PRESIDENT

Contra Fund Report for the Year Ended September 30, 2014

Enclosed is the annual report for the Contra Fund (the “Fund”) for the year ended September 30, 2014. This letter reviews the objective and strategy of the Fund, what we believe to be the period’s market conditions, and the Fund’s performance over the year.

Contra Fund Objective and Strategy

The Fund seeks to provide protection against declines in the value of the equity allocation of certain assets managed by AssetMark, Inc. (“AssetMark,”) for its private advisory clients. The Fund is used by AssetMark within an asset allocation program to provide some measure of downside protection in the event that client assets sensitive to movements in the equity markets are exposed to the loss of significant value as a result of a severe and sustained decline in the broad-based equity market. As the Fund’s investment advisor, AssetMark analyzes various mutual funds, as well as securities owned by certain of its private advisory clients, and performs a statistical analysis of the return characteristics of these securities at the individual-security and/or portfolio level. This periodic analysis may include a review of historic holdings or recommendations for client accounts.

Based on this analysis, as well as current market factors, AssetMark periodically uses its judgment and discretion in creating a composite hedging benchmark, which it calls the Equity Hedging Benchmark (the “Hedging Benchmark”), in an attempt to identify a hedge for the equity market risk of certain assets owned by Fund shareholders. In order to reduce the cost of the hedge, AssetMark may, and sometimes will, include Hedging Benchmark positions that, by themselves, would have a long equity market bias.

AssetMark instructs Credit Suisse Asset Management, LLC (“CSAM”), the Fund’s sub-advisor, about the nature, timing and performance expectations related to and associated with the Hedging Benchmark. CSAM then uses a quantitative and qualitative investment process to select investments designed to deliver Fund performance that tracks, within prescribed bounds, the performance of the Hedging Benchmark positions. In pursuing the Fund’s objectives, CSAM, in its discretion, may increase or decrease the level of downside protection provided by the Fund, relative to the Hedging Benchmark, including potentially adjusting the long positions identified in the Hedging Benchmark.

The value of your investment in the Fund generally will decrease when the broad-based equity market appreciates, is unchanged or experiences a modest decrease. Conversely, when the broad-based equity market experiences a severe and sustained decline, the value of your investment in the Fund generally will increase.

The Fund is designed for use in AssetMark’s Actively Managed Protection (“AMP”) service, available to its private advisory clients. This service is closed to new advisory clients effective March 31, 2013. The AMP service allocates a portion of the account of

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each AMP client to the purchase of Fund shares. This allocation may significantly change over any investment period. The Fund is not publicly available nor is it intended to serve as a complete, stand-alone investment program.

Market Overview

US equities, as represented by the S&P 500® Index, returned 19.73% over the one-year period and 1.13% for the quarter ended September 30, 2014. Meanwhile, US small cap stocks, as measured by the Russell 2000® Index, showed signs of weakness with returns of -7.36% in the most recent quarter and 3.93% for the one-year period.

International developed equity markets lagged during the quarter ended September 30, 2014, as measured by the MSCI EAFE® Index, which returned -5.83%. However, performance in these markets outpaced US small cap stocks over the past twelve months, with the MSCI EAFE® Index up 4.70% for the one-year period.

The broad bond markets, as represented by the Barclays US Aggregate Bond Index, returned a slightly positive return of 0.17% for the quarter ended September 30, 2014, and delivered a healthy 3.96% for the one-year period.

Fund Performance and Overview

For the year ended September 30, 2014, the Contra Fund’s performance was -99.98%. Over the same period, the S&P 500® Index posted a gain of 19.73% and the Russell 2000® Index gained 3.93%.

The primary strategy implemented for the Fund each quarter involved the purchase of put options on the S&P 500® Index and the Russell 2000® Index. During the one-year period ended September 30, 2014, the Fund held a variety of domestic equity put options, including both long and short positions. These put options positions were taken for the purpose of managing the Fund’s net sensitivity to changes in the value of the broad-based equity market, and, thus, to provide protection for Fund shareholders against periods of severe and sustained declines in the broad-based equity market.

It is important to note that the experience of an individual shareholder may be vastly different from the Fund performance described above. As noted earlier, the Fund is designed to be used dynamically as part of AssetMark’s AMP service. During any period, allocations to the Fund by this service may vary considerably, and, therefore, the actual impact of holding shares of the Fund on a client’s account may also vary considerably from the performance of the Fund. Other AssetMark clients with allocations to the Fund may also experience these differences.

Based on its current structure, we expect that the value of the Fund would only appreciate if the broad-based equity market experiences severe and sustained declines. This performance is consistent with the Fund’s objective and its role in the various AssetMark-managed solutions in which it is used.

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Thank you for your investment in the Contra Fund. We look forward to continuing to serve your investment needs in the future.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President, Contra Fund

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

AssetMark, Inc. is an investment adviser registered with the Securities and Exchange Commission.

Index Definitions

The S&P 500® Index is a market-capitalization-weighted index of 500 widely held common stocks.

The MSCI EAFE® Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance, excluding the US and Canada.

The Barclays US Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBSs (agency fixed-rate and hybrid ARM pass-throughs), ABSs, and CMBs.

The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, and represents approximately 10% of the total market capitalization of the Russell 3000® Index.

For the S&P 500® Index and Russell 2000® Index, the closing values of their total return index results for the end of each quarter are used as the basis of performance calculation.

All index returns are sourced from Morningstar. It is not possible to make an investment in any index.

Disclosures

For the Contra Fund, the net asset value of a single share at the end of each quarter is used as the basis of performance calculation.

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Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money. The prospectus is available upon request, without charge, by calling 1-888-278-5809.

FX2014-1110-0819/E

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Fund at a Glance (unaudited)

Investment Breakdown*

September 30, 2014

*	As a percentage of total investments. Please note that Fund holdings are subject to change.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2014, and held for the six months ended September 30, 2014.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(2)
Contra Fund	$1,000.00	$26.90	1.75%	$4.50
(1)	For the six months ended September 30, 2014.

(2)	Expenses (net of waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(2)
Contra Fund	$1,000.00	$1,016.29	1.75%	$8.85
(1)	For the six months ended September 30, 2014.

(2)	Expenses (net of waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Fund Performance (unaudited)

Comparison of the Change in Value of a $10,000 investment in the

Contra Fund vs. S&P 500® Index

Contra Fund Average Annual Total Returns* September 30, 2014
	1 Year	5 Years	10 Years
Contra Fund**	-99.98%	-99.77%	-99.53%
S&P 500® Index	19.73%	15.70%	8.11%

The Contra Fund is designed to act contrary to the broad-based stock market and will experience substantial losses unless there are severe and sustained market declines. The Contra Fund is available only to certain private clients of AssetMark, Inc. and represents only a small portion of clients’ overall portfolios. This Fund performance does not represent the performance of clients’ total portfolios.

*	Returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

**	Returns reflect fee waivers and/or expense reimbursements.

^	Amount is less than $1.00.

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Schedule of Investments	September 30, 2014

CONTRACTS		VALUE
PURCHASED OPTIONS* — 138.82%
	Russell 2000® Index
50	Put Expiration: December, 2014, Exercise Price: $1,120	$262,500
50	Put Expiration: December, 2014, Exercise Price: $1,140	319,000
	S&P 500® Index
50	Put Expiration: December, 2014, Exercise Price: $1,900	164,250
250	Put Expiration: December, 2014, Exercise Price: $1,925	980,000
	TOTAL PURCHASED OPTIONS (Cost $1,300,800)	1,725,750
SHARES
SHORT TERM INVESTMENTS — 7.38%
Money Market Funds — 7.38%
91,809	Goldman Sachs Financial Square Funds-Government Fund
	Effective Yield, 0.01%	91,809
	TOTAL SHORT TERM INVESTMENTS (Cost $91,809)	91,809
	TOTAL INVESTMENTS — 146.20% (Cost $1,392,609**)	1,817,559
	Liabilities in Excess of Other Assets — (46.20)%	(574,374)
	TOTAL NET ASSETS — 100.00%	$1,243,185
*	All options are exchange-traded options and are executed through the Chicago Board Options Exchange.
**	Aggregate cost for Federal income tax purposes is $1,817,559.

Percentages are stated as a percent of net assets.

Schedule of Options Written	September 30, 2014

CONTRACTS		VALUE
WRITTEN OPTIONS*
	Russell 2000® Index
50	Put Expiration: December, 2014, Exercise Price: $1,040	$114,250
	S&P 500® Index
250	Put Expiration: December, 2014, Exercise Price: $1,800	411,250
	TOTAL WRITTEN OPTIONS (Premiums Received $383,150)	$525,500
*	All options are exchange-traded options and are executed through the Chicago Board Options Exchange.

See Notes to Financial Statements.

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Statement of Assets and Liabilities	September 30, 2014

ASSETS:
Investments, at value (Cost $1,392,609)	$1,817,559
Receivable from Investment Advisor	39,360
Prepaid expenses	15,128
Total Assets	1,872,047
LIABILITIES:
Options written, at value (Premiums received $383,150)	525,500
Payable for fund shares redeemed	500
Accrued administration, accounting and shareholder servicing fees	15,795
Accrued legal fees	11,623
Accrued reports to shareholders	32,224
Accrued trustees’ fees and expenses	7,640
Other accrued expenses	35,580
Total Liabilities	628,862
Total Net Assets	$1,243,185
NET ASSETS CONSIST OF:
Capital stock	$367,852,995
Accumulated undistributed net investment loss	(14,904)
Accumulated undistributed net realized loss	(366,877,506)
Net unrealized appreciation on investments and written options	282,600
Total Net Assets	$1,243,185
Shares Outstanding (unlimited shares of no par value authorized)	11,379
Net Asset Value, Per Share	$109.25

See Notes to Financial Statements.

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Statement of Operations	For the Year Ended September 30, 2014

INVESTMENT INCOME:
Interest income	$11
Total investment income	11
EXPENSES:
Legal fees	131,597
Administration, accounting and shareholder servicing fees	90,397
Trustees’ fees and expenses	52,359
Reports to shareholders	44,032
Audit and tax fees	41,022
Federal and state registration fees	27,247
Management fees	13,411
Insurance fees	13,398
Custody fees	5,221
Compliance fees	4,767
Total expenses before reimbursements	423,451
Expense reimbursements (See Note 2)	(403,893)
Net Expenses	19,558
Net Investment Loss	(19,547)
REALIZED AND UNREALIZED LOSS:
Net realized gain (loss) on:
Investments	(9,743,300)
Options Written	2,717,500
Total	(7,025,800)
Net Change in unrealized appreciation (depreciation) on:
Investments	712,750
Options Written	(259,450)
Total	453,300
Net realized and unrealized loss on investments and options written	(6,572,500)
Net Decrease in Net Assets Resulting From Operations	$(6,592,047)

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Year Ended September 30, 2014	Year Ended September 30, 2013
OPERATIONS:
Net investment loss	$(19,547)	$(36,071)
Net realized loss on investments and options written	(7,025,800)	(10,485,548)
Net change in unrealized appreciation on investments and options written	453,300	443,100
Net decrease in net assets resulting from operations	(6,592,047)	(10,078,519)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,145,436	10,055,558
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(417,055)	(1,314,503)
Net increase in capital share transactions	5,728,381	8,741,055
Total Decrease in Net Assets	(863,666)	(1,337,464)
NET ASSETS:
Beginning of period	2,106,851	3,444,315
End of period (including undistributed net investment loss of ($14,904) and ($19,922), respectively)	$1,243,185	$2,106,851

See Notes to Financial Statements.

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Financial Highlights

For a Fund share outstanding throughout each period

CONTRA FUND(1)

	Year Ended
	2014(2)	2013(3)	2012		2011(4)		2010(5)
Net Asset Value:
Beginning of period	$652,500.00	$696,250,000	$280,803,750	(6)	$9,939,375,000	(6)	$1,718,750,000	(7)
Operations:
Net investment loss	(11,340.30)	(12,462,500)	(302,500	)(6)	(1,167,500	)(6)	(260,045,000	)(7)
Net realized and unrealized loss on investment securities	(641,050.45)	(683,135,000)	(279,805,000	)(6)	(9,657,403,750	)(6)	(1,448,765,625	)(7)
Total from Operations	(652,390.75)	(695,597,500)	(280,107,500	)(6)	(9,658,571,250	)(6)	(1,708,810,625	)(7)
Net Asset Value:
End of period	$109.25	$652,500	$696,250	(6)	$280,803,750	(6)	$9,939,375	(7)
Total Return	(99.98)%	(99.91)%	(99.75)%		(97.17)%		(99.42)%
Supplemental Data and Ratios
Net assets; end of period (000’s)	$1,243	$2,107	$3,444		$114,631		$36,261
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%		1.75%		1.75%
Ratio of expenses before expense reimbursement	37.89%	22.64%	3.37%		2.95%		2.60%
Ratio of net investment loss to average net assets	(1.75)%	(1.75)%	(1.75)%		(1.74)%		(1.74)%
Portfolio turnover rate	0.00%	0.00%	0.00%		0.00%		0.00%
(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	During the year ended September 30, 2014, the Fund effected the following reverse stock splits: November 22, 2013, 1 for 500 and September 19, 2014, 1 for 500. All historical per share information has been retroactively adjusted to reflect these reverse stock splits.
(3)	During the year ended September 30, 2013, the Fund effected the following reverse stock split: February 22, 2013, 1 for 500. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(4)	During the year ended September 30, 2011, the Fund effected the following reverse stock split: May 20, 2011, 1 for 500. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(5)	During the year ended September 30, 2010, the Fund effected the following reverse stock splits: October 16, 2009, 1 for 100 and April 16, 2010, 1 for 500. All historical per share information has been retroactively adjusted to reflect these reverse stock splits.
(6)	These figures are represented in thousands.
(7)	These figures are represented in millions.

See Notes to Financial Statements.

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Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Contra Fund (“Fund”), a separate series of the Savos Investments Trust (“Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The Fund seeks to provide protection against declines in the value of the equity allocation of certain assets managed by AssetMark, Inc. (“AssetMark”) for its private advisory clients. The Fund is used by AssetMark within an asset allocation program to provide some measure of downside protection in the event that client assets sensitive to movements in the equity markets are exposed to the loss of significant value as a result of a severe and sustained decline in the broad-based equity market. Because of the Fund’s objective, an investment in the Fund is subject to greater volatility than typically is the case with many mutual funds. The Fund is available only to certain private advisory clients of AssetMark, and represents only a small portion of clients’ overall portfolios. The Contra Fund is not publicly available nor is it intended to serve as a complete, stand-alone investment program.

The fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies.” The following is a summary of the significant accounting policies consistently followed by the Fund which are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale (or in the case of a NASDAQ quoted security, at the NASDAQ official closing price “NOCP”), as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are

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Notes to Financial Statements (continued)

no such quotations, the value of these securities will be taken to be the lowest bid quotation (or sale bid, if only one bid is received) on the exchange or market. Options and futures contracts purchased and held by the Fund are valued at the close of the securities or commodities exchanges on which they are traded (typically 4:15 P.M. Eastern time). Stock index options will be valued at the mean between the last bid and asked quotations at the close of the securities exchanges on which they are traded. The Fund values its securities and other holdings based on market quotations. However, where market quotations are not readily available or are believed not to reflect market value at the close of the securities or commodities exchanges on which they are traded, fair value is determined in good faith using consistently applied procedures established by the Valuation Committee (whose members have been approved by the Fund’s Board of Trustees). The effect of valuing Fund holdings at fair value may be that the price determined might be different than the price that would be determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Valuation Committee determines that using this method would not represent fair value.

Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the year. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Quoted prices in active markets for identical securities.

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

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Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Purchased Options	$1,725,750	$—	$—	$1,725,750
Short Term Investments	91,809	—	—	91,809
Total Investments in Securities	$1,817,559	$—	$—	$1,817,559
Other Financial Instruments*
Written Options	$525,500	$—	$—	$525,500
*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, which are reflected at value.

There were no transfers into or out of Levels 1, 2, or 3 during the year. Transfers between levels are recognized at the end of the reporting period.

Derivative Instruments and Hedging Activities

The Trust has adopted derivative instruments disclosure standards in order to enable investors to understand how and why the Trust uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Trust’s results of operations and financial position.

The Contra Fund uses exchange-traded stock index options to seek to provide protection against severe and sustained declines in the value of the equity allocation of certain assets managed by AssetMark for its private advisory clients. As the Fund’s investment advisor, AssetMark analyzes various mutual funds and securities owned by certain of its private advisory clients and performs a statistical analysis of the return characteristics of these securities at the individual security and/or portfolio level. This periodic analysis may include a statistical analysis of the performance pattern of the mutual funds and directly held securities.

Based on this analysis, as well as current market factors, AssetMark periodically uses its judgment and discretion in creating a composite hedging benchmark, which it calls the Equity Hedging Benchmark (the “Hedging Benchmark”), in an attempt to identify a hedge for the equity market risk of certain assets owned by Fund shareholders. In order to reduce the cost of the hedge AssetMark may, and

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Notes to Financial Statements (continued)

sometimes will, include Hedging Benchmark positions which by themselves would have a long equity market bias. AssetMark then instructs the Fund’s sub-advisor of the nature, timing, and performance expectations related to and associated with the Hedging Benchmark. The sub-advisor uses a quantitative and qualitative investment process to select investments designed to deliver Fund performance that tracks, within prescribed bounds, the performance of the Hedging Benchmark’s positions. In pursuing the Fund’s objectives, the sub-advisor, at its discretion, may increase or decrease the level of downside protection provided by the Fund, relative to the Hedging Benchmark, including potentially adjusting the long-bias positions identified in the Hedging Benchmark.

The value of your investment in the Fund generally will decrease when the broad-based equity market appreciates, is unchanged or experiences a modest decrease. Conversely, when the value of the broad-based equity market experiences a severe and sustained decline, the value of your investment in the Fund generally will increase.

During the year, the Fund held a variety of domestic equity index put options, including both long and short positions. These put option positions were taken for the purpose of managing the Fund’s net sensitivity to changes in the value of the broad equity market, and thus to provide protection for Fund shareholders against years of sustained and severe downturns in the broad equity market. During the year, episodes of significant equity market volatility increased the cost of the long put options commonly used in the Fund to achieve its fundamental hedging purpose. In reaction to that hedging cost increase, the Fund regularly took short positions in put options with strike prices that were further out-of-the-money than the strike prices of the long put options held in the Fund. This practice helped defray the costs of providing protection against downturns in the broad-based equity market.

Transactions within the Fund may result in significant volatility and the potential for significant loss in Fund value. Options holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration.

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Notes to Financial Statements (continued)

Statement of Assets and Liabilities - Values of Derivative Instruments as of September 30, 2014:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Equity Contracts - Options	Investments, at value	$1,725,750	Options written, at value	$525,500

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2014:

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Purchased Options	Options Written	Purchased Options	Options Written
Equity Contracts	($9,743,300)	$2,717,500	$712,750	($259,450)

The average monthly value of purchased and written options during the year ended September 30, 2014 were as follows:

Contra Fund
Purchased Options	$1,205,979
Options Written	$(300,750)

Offsetting Assets and Liabilities

The table below, as of September 30, 2014, discloses both gross and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement (“Master Agreements”) as well as amounts related to collateral held at clearing brokers and counterparties.

The Fund is a party to Master Agreements with certain counterparties that govern option contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general

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Notes to Financial Statements (continued)

obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time.

				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets and Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received/ Pledged	Net Amount
Assets:
Purchased Options — Citigroup	$1,725,750	$—	$1,725,750	$(525,500)	$—	$1,200,250
Liabilities:
Written Options — Citigroup	525,500	—	525,500	(525,500)	—	—

(b) Subsequent Events Evaluation. In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events. There were no subsequent events that necessitated adjustments or disclosures to the financial statements.

(c) Option Contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When an option on an index is exercised, the Fund receives or delivers a cash settlement in the amount of the value of the option exercised.

19       Savos Investments Trust      |      2014 Annual Report

Notes to Financial Statements (continued)

(d) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund did not invest in any repurchase agreements during the year ended September 30, 2014.

(e) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment polices and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. A fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. The Fund did not invest in any futures contracts during the year ended September 30, 2014.

(f) Investment Transactions and Dividend Income. Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of investments are calculated by using the specific identification method.

(g) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes

20       Savos Investments Trust      |      2014 Annual Report

Notes to Financial Statements (continued)

dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal Income Taxes. It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each period. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Net Investment Income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. The differences are primarily due to a net operating loss and expiring capital loss carryforwards. On the Statement of Assets and Liabilities, the following adjustments were made for the fiscal year ended September 30, 2014:

Increase/(Decrease) Paid-in capital	$(36,157,589)
Increase/(Decrease) Accumulated net investment income/loss	$24,565
Increase/(Decrease) Accumulated net realized gain/loss	$36,133,024

2.	Management Agreement, Administration Agreement, and Other Transactions

AssetMark acts as the Fund’s investment manager. The Fund pays AssetMark a management fee calculated at an annual rate of 1.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. AssetMark has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (excluding any taxes, interest, brokerage fees, securities lending expense offset amounts, acquired fund fees and expenses, and non-routine expenses) do not exceed 1.75% of average daily net assets through January 31, 2015. During the year ended September 30, 2014, AssetMark reimbursed $403,893 of management

21       Savos Investments Trust      |      2014 Annual Report

Notes to Financial Statements (continued)

fees and other expenses to the Fund, pursuant to the Fund’s current expense limitation agreement. After taking these waivers and expense reimbursements into account, the Fund’s annual operating expenses were 1.75% of average daily net assets. Any such waiver or reimbursement is subject to later adjustment to allow AssetMark to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that AssetMark shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the amount was waived or reimbursed. Waived expenses subject to potential recovery are as follows:

Year of Expiration	09/30/2017	09/30/2016	09/30/2015
Amount	$403,893	$431,778	$272,761

U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A. (“USB”), an affiliate of USBFS, provide administrative, accounting, transfer agency, shareholder servicing, dividend disbursing services and custody services to the Fund. For these services, besides custody, USBFS receives an annual fee, paid monthly, from the Fund. USB receives an annual fee, paid monthly, from the Fund for the custody services provided. Fees earned by USBFS and USB for the year ended September 30, 2014 can be found under the captions “Administration, accounting, and shareholder servicing fees” and “Custody fees” in the Statement of Operations.

AssetMark has entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC (“CSAM”). Pursuant to the sub-advisory agreement, CSAM is responsible for the day-to-day portfolio operations and investment decisions of the Fund. AssetMark, not the Fund, pays CSAM a sub-advisory fee of 0.85% of the Fund’s average daily net assets, subject to a minimum annual fee of $150,000.

Prior to August 15, 2014, Capital Brokerage Corporation acted as the Fund’s distributor and principal underwriter. Effective August 15, 2014, AssetMark BrokerageTM, LLC serves as the Fund’s distributor and principal underwriter.

3.	Reverse Stock Split

During the year ended September 30, 2014, the Fund’s shares were adjusted to reflect two reverse stock splits. The effect of these reverse stock splits was to

22       Savos Investments Trust      |      2014 Annual Report

Notes to Financial Statements (continued)

reduce the number of shares outstanding in the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value. All historical per share information has been retroactively adjusted to reflect these reverse stock splits. Set forth below are details regarding the reverse stock splits effected on November 22, 2013 and September 19, 2014:

Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
11/22/13	1 for 500	$0.35	$175.00	759,796	1,520
9/19/14	1 for 500	$0.14	$70.00	5,733,690	11,467

During the year ended September 30, 2013, the Fund’s shares were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to reduce the number of shares outstanding in the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value. All historical per share information has been retroactively adjusted to reflect this reverse stock split. Set forth below are details regarding the reverse stock split effected on February 22, 2013:

Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
2/22/13	1 for 500	$0.47	$235.00	706,113	1,412

4.	Capital Shares

The Trust’s Declaration of Trust authorizes the Board of Trustees to issue shares without limitation as to numbers and without par value.

Transactions in shares of the Fund were as follows:

	Year Ended September 30, 2014	Year Ended September 30, 2013
Beginning Shares	805,697	618,368
Shares sold	5,801,189	1,106,634
Shares redeemed	(115,008)	(214,604)
Net share reduction due to 1 for 500 reverse stock split [See Note 3]	(6,480,499)	(704,701)
Ending Shares	11,379	805,697

23       Savos Investments Trust      |      2014 Annual Report

Notes to Financial Statements (continued)

5.	Option Contracts Written

The premium amount and number of option contracts written during the year ended September 30, 2014 were as follows:

	Amount of Premiums	Number of Contracts
Outstanding at 09/30/13	$868,100	700
Options written	2,300,050	2,100
Options expired	—	—
Options exercised	—	—
Options closed	(2,785,000)	(2,500)
Outstanding at 09/30/14	$383,150	300

6.	New Accounting Pronouncements

In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

7.	Federal Income Tax Information & Distributions to Shareholders

The tax characterization of distributions for the Fund for the fiscal years ended September 30, 2014 and 2013 was as follows:

	Year Ended September 30, 2014	Year Ended September 30, 2013
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gain	—	—
Total distribution paid	$—	$—

24       Savos Investments Trust      |      2014 Annual Report

Notes to Financial Statements (continued)

The following information is computed on a tax basis for each item as of September 30, 2014:

Federal tax cost of securities	$1,817,559
Gross unrealized appreciation	$—
Gross unrealized depreciation	—
Net unrealized appreciation	$—
Undistributed ordinary income	—
Post-October capital loss	(5,165,750)
Late year ordinary loss*	(14,904)
Other accumulated loss	(361,429,156)
Total accumulated deficit	$(366,609,810)
*	The qualified late year ordinary loss is the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31, and the ordinary losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. The Act required that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized.

As of September 30, 2014, the Fund had the following pre-enactment and post-enactment capital loss carryforwards for federal income tax purposes:

	Amount	Expires September 30,
	$50,953,953	2015
	71,382,038	2016
	—	2017
	24,873,270	2018
	114,250,262	2019
Short Term Capital Loss Carryover	39,987,853	Indefinite
Long Term Capital Loss Carryover	59,981,780	Indefinite

To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. Utilization

25       Savos Investments Trust      |      2014 Annual Report

Notes to Financial Statements (continued)

of the carryforwards will happen only if there are gains in the future, which would require severe and sustained declines in the performance of the broad-based equity markets.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Trust’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.

8.	Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

26       Savos Investments Trust      |      2014 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Savos Investments Trust:

We have audited the accompanying statement of assets and liabilities of Contra Fund (the Fund), a series of Savos Investments Trust, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota

November 25, 2014

27       Savos Investments Trust      |      2014 Annual Report

Additional Information (unaudited)

1.	Disclosure Regarding Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling AssetMark, Inc. (“AssetMark”) at 1-888-278-5809.

Name, Address, and Year of Birth	Postion(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees:
John A. Fibiger c/o Savos Investments Trust 1655 Grant Street 10th Floor Concord, CA 94520 Born: 1932	Lead Independent Trustee Trustee	Indefinite term since 2010 Indefinite term since 2004	Retired.	1	Trustee, GPS Funds II (2011 to 2013); Trustee, Genworth Variable Insurance Trust (“GVIT”) (2008 to 2012); Board Member, Longbridge Financial LLC; Director, Fidelity Life Assocation (life insurance company); Director, Members Mutual Holding Co.; Member, Executive Committee, Austin Symphony Orchestra Board of Directors; Life Trustee, Museum of Science, Boston, Massachusetts.
Dwight M. Jaffee c/o Savos Investments Trust 1655 Grant Street 10th Floor Concord, CA 94520 Born: 1943	Trustee	Indefinite term since 2004	Willis H. Booth Professorship of Banking and Finance II, Walter A. Haas School of Business, University of California, Berkeley (1998 to present).	1	Co-Chairman, Fisher Center for Real Estate & Urban Economics, University of California, Berkeley; Member, Academic Advisory Board, Fitch Ratings.
Douglas A. Paul c/o Savos Investments Trust 1655 Grant Street 10th Floor Concord, CA 94520 Born: 1947	Trustee	Indefinite term since 2004	Independent Consultant (2002 to present).	1	Independent Director, Capital Bank and Trust Company, a federal savings bank affiliated with The Capital Group Companies, Inc.

28       Savos Investments Trust      |      2014 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Year of Birth	Postion(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:
Carrie E. Hansen* c/o Savos Investments Trust 1655 Grant Street 10th Floor Concord, CA 94520 Born: 1970	Trustee and Chairman President	Indefinite term since 2014 Renewed 1-Year term since 2008	President, GPS Funds I (2007 to present) and GPS Funds II (2011 to present); President, Savos Investments Trust (“Savos”) (2008 to present); President, GVIT (2008 to 2012); Executive Vice President and Chief Operating Officer, AssetMark (2008 to present); President, AssetMark Brokerage, LLC (2013 to present).	17	Trustee, GPS Funds I and GPS Funds II (2014 to present); Chairman, AssetMark Trust Co. (2008 to present). Director, Lamorinda Soccer Club (2011 to 2013);
*	Ms. Hansen is a trustee who is an “interested person” of the Trust as defined in the 1940 Act because she is an officer of AssetMark and certain of its affiliates.

29       Savos Investments Trust      |      2014 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Year of Birth	Postion(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers:
John Koval c/o Savos Investments Trust 1655 Grant Street 10th Floor Concord, CA 94520 Born: 1966	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (2013 to present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (September 2012 to January 2013); Senior Compliance Officer, AssetMark (2011 to 2012); Chief Operating Officer, SEAL Capital, Inc. (2009 to 2010); Chief Compliance Officer,Cliffwood Partners LLC (2004 to 2009).
Patrick R. Young c/o Savos Investments Trust 1655 Grant Street 10th Floor Concord, CA 94520 Born: 1982	Treasurer	Renewed 1-Year term since 2014	Treasurer, GPS Funds I, GPS Funds II and Savos (May 2014 to present); Manager of Fund Administration, AssetMark (May 2014 to present); Senior Fund Administration Officer, AssetMark (2008 to May 2014).
Christine Villas-Chernak c/o Savos Investments Trust 1655 Grant Street 10th Floor Concord, CA 94520 Born: 1968	Secretary	Renewed 1-Year term since 2014	Secretary, GPS Funds I (2006 to 2013 and May 2014 to present), GPS Funds II (2011 to 2013 and May 2014 to present), Savos (2009 to 2010 and May 2014 to present) and GVIT (2008 to 2010); Director of Compliance (June 2014 to present); Deputy Chief Compliance Officer, GPS Funds I (2009 to present), GPS Funds II (2011 to present) and GVIT (2009 to 2012); Senior Compliance Officer, AssetMark (2005 to 2009).
Regina M. Fink c/o Savos Investments Trust 16501 Ventura Boulevard Suite 201 Encino, CA 91436 Born: 1956	Assistant Secretary and Vice President	Renewed 1-Year term since 2009 Renewed 1-Year term since 2004	Vice President, Senior Counsel and Secretary, AssetMark (2008 to present); Vice President, Senior Counsel and Secretary, Savos Investments (2002 to 2008).

2.	Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to the Fund’s portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities

30       Savos Investments Trust      |      2014 Annual Report

Additional Information (unaudited) (continued)

during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

3.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling 1-888-278-5809. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

31       Savos Investments Trust      |      2014 Annual Report

Savos Investments Trust

Contra Fund

The Fund is a separate investment fund of Savos Investments Trust, a Delaware statutory trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of the shareholders of the Savos Investments Trust — Contra Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus.

DISTRIBUTOR

AssetMark BrokerageTM, LLC

1655 Grant Street,

10th Floor

Concord, CA 94520

Member FINRA

INVESTMENT ADVISOR

AssetMark, Inc.

1655 Grant Street

10th Floor

Concord, CA 94520

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

A Statement of Additional Information, which includes additional information about the Fund’s Trustees, is available, without charge, upon request to AssetMark, Inc., at 1-888-278-5809.

CONTRA_ANNUAL 093014

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report that apply to the registrant’s principal executive officer or principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report to the registrant’s principal executive officer or principal financial officer.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Fibiger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended September 30, 2014, the registrant’s principal accountant billed the registrant $28,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended September 30, 2013, the registrant’s principal accountant billed the registrant $24,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

For the fiscal year ended September 30, 2014, the registrant’s principal accountant billed the registrant $5,310 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended September 30, 2013, the registrant’s principal accountant billed the registrant $5,310 for professional services rendered for tax compliance, tax advice and tax planning.

(d)	All Other Fees

None.

(e)(1)	The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.

(e)(2)	There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended September 30, 2014 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2014 and September 30, 2013, was $0 and $0, respectively.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Savos Investments Trust

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	12/03/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	12/03/2014

By (Signature and Title)	/s/ Patrick R. Young
Patrick R. Young, Principal Financial Officer/Treasurer

Date	12/03/2014